SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




    Date of report (Date of earliest event reported):          November 4, 1998




                         MERITAGE HOSPITALITY GROUP INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    MICHIGAN
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                          (State or Other Jurisdiction
                                of Incorporation)


        0-17442                                                 38-2730460
--------------------------------------------------------------------------------
 Commission File Number)                                      (IRS Employer
                                                          Identification Number)




                        40 PEARL STREET, N.W., SUITE 900
                            GRAND RAPIDS, MICHIGAN                      49503
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                    (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

Item 4.  Changes in Registrant's Certifying Accountant.

Since 1993, the Company has retained the accounting firm of Grant Thornton, LLP ("Grant Thornton") to perform the annual audit of the financial statements for the Company and its wholly-owned subsidiaries.

In October 1996, the Company acquired a majority interest of the Wendy's of West Michigan Limited Partnership (the "Partnership"). In January 1998, the Company acquired the remaining interests in the Partnership, dissolved the Partnership, and transferred the Wendy's business to a newly formed limited partnership ("Wendy's of Michigan") that is owned by the Company's wholly-owned subsidiary. The Partnership had used the accounting firm of BDO Seidman, LLP ("BDO Seidman") to perform the annual audit of its financial statements. The Company and Wendy's of Michigan continued using BDO Seidman for the Wendy's business following the acquisition and dissolution of the Partnership. Grant Thornton expressed reliance on BDO Seidman's report in its report on the Company's consolidated financial statements for the year ended November 30, 1997.

The Company has determined that it is most efficient to use one accounting firm to perform the annual audit of the financial statements for the Company and its subsidiaries. Accordingly, on November 4, 1998, Wendy's of Michigan dismissed BDO Seidman (effective August 31, 1998), and the Company formally retained Grant Thornton to perform all aspects of the annual audit of the financial statements for the Company and its subsidiaries. The actions were approved by the Board of Directors of (i) the general partner of Wendy's of Michigan, and (ii) the Company's wholly-owned subsidiary which owns Wendy's of Michigan.

During the fiscal years ended November 30, 1996 and 1997, and through November 4, 1998, there have been no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events. BDO Seidman's reports on the financial statements of the Wendy's business for fiscal years ended November 30, 1996 and 1997 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company requested that BDO Seidman furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of BDO Seidman's letter, dated November 10, 1998, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     Exhibit No.                       Description of Document
     -----------         ------------------------------------------------------

       16.1 Letter from BDO Seidman, LLP to the Commission, dated November 20, 1998, regarding its agreement with the statements made in the Current Report on Form 8-K.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        MERITAGE HOSPITALITY GROUP INC.



Dated:  November 20, 1998               BY:   /s/Robert E. Schermer, Jr.
                                           -------------------------------
                                             Robert E. Schermer, Jr.
                                             President and Chief Executive
                                             Officer












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